UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2013

NCU
Nuveen California Premium Income Municipal Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

NKX
Nuveen California AMT-Free Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	19

Portfolios of Investments	20

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Statement of Cash Flows	58

Financial Highlights	60

Notes to Financial Statements	69

Annual Investment Management Agreement Approval Process	81

Reinvest Automatically, Easily and Conveniently	90

Glossary of Terms Used in this Report	91

Additional Fund Information	95

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
October 21, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California AMT-Free Municipal Income Fund (NKX)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Scott R. Romans, PhD., discusses key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed these five Funds since 2003.

What key strategies were used to manage these California Funds during the six-month reporting period ended August 31, 2013?

During this reporting period, uncertainty about the next step for the Federal Reserve’s quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. Ongoing political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to an unsettled environment and prompted an increase in selling. Given this backdrop, municipal bond prices generally declined during this period, while the yield curve steepened. During this reporting period, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

We primarily focused on three strategies intended to enhance the Funds’ positioning and increase income distribution. The first of these strategies involved purchasing bonds that we believed had the best prospects for being advance refunded, that is, bonds with higher coupons or slightly shorter calls. Carrying out this strategy did not involve selling any bonds from our portfolios, but instead reinvesting the proceeds from bonds being called. Once interest rates started to rise, our focus shifted to bond swaps. Virtually all of the bonds we added to our portfolios in 2012 were purchased at significant premiums. Because premiums must be amortized, this cuts into the amount of income available for distribution from the coupon. By executing a bond swap in a rising interest rate environment, that amortization expense is basically converted into a loss, so that more of the income from the coupon can be distributed to shareholders. Most of the bonds we swapped offered similar risk characteristics and often involved the same credit, but with different maturity dates. An additional benefit of this strategy was the generation of tax loss carry-forwards that can be used to offset future capital gains. During this reporting period, we pursued this second strategy rather aggressively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

The third strategy involved an approach known as “couponing up.” Couponing up is the process of working to improve the book yields on Fund holdings, which enables us to maintain and potentially improve the dividend stream that is passed on to shareholders. For example, during the reporting period we sold some of the Funds’ redevelopment agency holdings with 5% coupons in the 20-year maturity range at attractive prices into strong retail demand. We then used the proceeds from these sales to purchase more recent redevelopment issuance from 2010-2011 with higher coupons (e.g., 5.75%). These bonds ultimately provide a more defensive structure and enable us to increase income distributions.

Activity during this period was driven primarily by the execution of these strategies and the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the first part of this period, we experienced an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. These calls also had an impact on some of the Funds’ durations, since the bonds called as part of current refundings were priced to short calls and therefore had negligible durations. Although this was not a strategy during this reporting period, reinvesting these call proceeds in anything other than cash had the effect of extending duration. In the latter months of this period, as interest rates rose, refinancing activity waned. As the supply of new paper associated with the refinancings declined in the California market, we focused on the secondary market for the majority of our purchases.

As of August 31, 2013, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended August 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ returns for the six-month, one-year, five-year, and ten-year periods ended August 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

For the six months ended August 31, 2013, the cumulative returns on common share net asset value (NAV) for all five of these Funds underperformed the returns for the S&P Municipal Bond California Index as well as the national S&P Municipal Bond Index. For the same period, NCU exceeded the average return for the Lipper California Municipal Debt Funds Classification Average, while NAC, NVX, NZH and NKX trailed the Lipper average return.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important factor in performance during this reporting period. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shortest end of the municipal yield curve posted the best returns during this period, while bonds at the longest end produced the weakest results. Duration and yield curve positioning was the major factor detracting from the Funds’ performance. All of these Funds tended to be positioned with durations slightly longer than that of the index, which hurt their performance. On the whole, NAC was the least advantageously positioned in terms of duration and yield curve exposure, with a duration that exceed that of the market by the widest margin. NCU benefited from having the shortest effective duration among these five Funds.

Credit exposure also factored into the Funds’ performance during these six months, as credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to

6	Nuveen Investments

widen and higher quality bonds generally outperformed lower quality bonds. All of these Funds generally benefited from their exposure to the higher rated categories. However, they tended to be underweighted in these categories and overweighted in lower rated bonds, which hampered their performance. Among these Funds, NAC, NVX and NZH had the heaviest allocations of lower rated bonds (bonds ranked BBB or lower), while NCU was helped by a heavier weighting of bonds rated AAA. NKX, which was managed as an insured Fund until May 2012, continued to have a relatively higher credit profile, which worked in its favor during this reporting period.

After underperforming for many months, pre-refunded bonds, which are typically backed by U.S. Treasury securities, were among the best performing market segments during this reporting period. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. NCU and NKX benefited from their heavier weightings in pre-refunded bonds, while NAC and NVX had the smallest allocations of these bonds. General obligation (GO), housing, redevelopment agency (RDA) and tax increment financing (TIF) district bonds also typically outperformed the general municipal market. During this reporting period, NKX’s overweighting in TIF credits was a positive contributor to its performance.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins for this reporting period were industrial development revenue (IDR), health care (including hospitals), water and sewer, and transportation. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations. All of these Funds had similar allocations of tobacco credits, with NAC and NVX having the heaviest weightings and NCU and NKX the smallest.

Shareholders should be aware of issues impacting the Funds’ Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico Sales Tax Financing Corporation (COFINA) bonds to Aa3 from Aa2 and Puerto Rico GO bonds to Baa3 from Baa1. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended August 31, 2013, Puerto Rico paper generally underperformed the municipal market as a whole. NCU did not have any Puerto Rico holdings, while NAC, NVX, NZH, and NKX had limited exposure to Puerto Rico, with holdings ranging from less than 1% in NAC to approximately 3% in NVX. The majority of these holdings are the dedicated sales tax bonds issued by COFINA. NVX also has a small position in Puerto Rico GO bonds, all of which are insured, and NZH holds Puerto Rico highway revenue credits. Exposure to enhanced Puerto Rico bonds (that is, credits that were not insured or escrowed) did not exceed 1.4% in any of these Funds and, in most cases, was significantly less. The limited nature of the Funds’ exposure to Puerto Rico credits resulted in negligible impact from the bonds’ underperformance.

Given the Puerto Rico situation and Detroit’s bankruptcy filing in July 2013, we should note that we continue to closely monitor credit conditions in the California market. In August 2013, Fitch upgraded the rating on California state GO debt to A from A-, while Moody’s and S&P maintained their ratings of A1 and A, respectively. We also continue to watch the status of local municipalities such as San Bernardino and Stockton, which filed for bankruptcy in 2012 as they became increasingly squeezed by budget problems resulting from rising pension costs. At the end of August 2013, San Bernardino was awarded bankruptcy protection by the court, joining Stockton, which has begun forming a restructuring plan after receiving Chapter 9 protection in April 2013. San Bernardino currently has unfunded pension liabilities of approximately $145 million as well as $50 million in bonds it issued in 2005 to help cover pension obligations. Pension liabilities, primarily due to the California Public Employees’ Retirement System (CalPERS), also were at the

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

heart of Stockton’s bankruptcy filing. With the recent press surrounding Detroit, it is worth noting the major difference that exists between the bankruptcy in Detroit and the situation in Stockton and San Bernardino and that is that the California cities’ problems stem from pension obligations, rather than a history of heavy debt burdens and significant tax base deterioration over many years, as in Detroit. Among these Funds, both NZH and NKX had exposure to Stockton and San Bernardino, all of which is insured.

APPROVED FUND REORGANIZATIONS

On October 13, 2013 (subsequent to the close of this reporting period) the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings in early 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)	Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Premium Income Municipal Fund (NCU)	Nuveen California AMT-Free Municipal Income Fund (NKX)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganizations.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of August 31, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	NCU	NAC	NVX	NZH	NKX
Effective Leverage*	38.37%	40.51%	40.53%	41.79%	39.42%
Regulatory Leverage*	30.53%	30.27%	32.79%	34.85%	34.50%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE / NYSE MKT Ticker	Series	Shares Issued at Liquidation Value	Total
NCU	2015	$35,250,000	2.00%	NCU PRC	—	$—
		$35,250,000				$—	$35,250,000
NAC		$—	—	—	1	$136,200,000
		$—				$136,200,000	$136,200,000
NVX**		—	—	—	1	$98,000,000
		$—				$98,000,000	$98,000,000
NZH	2014	$27,000,000	2.35%	NZH PRA	—	$—
	2014-1	46,294,500	2.25%	NZH PRB	—	—
	2015	86,250,000	2.95%	NZH PRC	—	—
		$159,544,500				$—	$159,544,500
NKX		$—	—	—	2	$35,500,000
		—	—	—	3	42,700,000
		—	—	—	4	109,000,000
		—	—	—	5	104,400,000
		$—				$291,600,000	$291,600,000

**	Does not include MTP Shares noticed for redemption.

On August 29, 2013, NVX issued 980 VRDP Shares to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933. The proceeds of this issuance were used to redeem all series of the Fund’s MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed, on September 9, 2013 (subsequent to the close of this reporting period.)

Subsequent to the close of this reporting period, NZH redeemed all series of its MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed, with the proceeds of newly issued VRDP Shares. On September 26, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NZH’s MTP Shares were redeemed on October 7, 2013.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS INFORMATION

During the current reporting period ended August 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NCU	NAC	NVX	NZH	NKX
March	$0.0700	$0.0740	$0.0750	$0.0670	$0.0700
April	0.0700	0.0740	0.0750	0.0670	0.0700
May	0.0700	0.0740	0.0750	0.0670	0.0700
June	0.0700	0.0740	0.0750	0.0670	0.0700
July	0.0700	0.0740	0.0750	0.0670	0.0700
August	0.0700	0.0740	0.0750	0.0670	0.0700

Market Yield**	6.56%	7.23%	7.05%	6.97%	6.98%
Taxable-Equivalent Yield**	10.05%	11.07%	10.80%	10.67%	10.69%

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2013, all of the Funds in this report had positive UNII balances, based on our best estimate, for tax and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES

As of August 31, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NAC and NKX have not repurchased any of their outstanding common shares.

	NCU	NAC	NVX	NZH	NKX
Common Shares Cumulatively Repurchased and Retired	44,500	—	50,700	12,900	—
Common Shares Authorized for Repurchase	575,000	2,350,000	1,475,000	2,415,000	4,185,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

Nuveen Investments	11

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional common shares through their ongoing equity shelf program. Under this program, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

	NAC	NKX
Additional Common Shares Authorized	2,300,000	4,100,000

During the current reporting period, NAC and NKX did not sell common shares through their equity shelf programs.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Funds’ Equity Shelf Programs.

OTHER COMMON SHARE INFORMATION

As of August 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCU	NAC	NVX	NZH	NKX
Common Share NAV	$13.99	$13.33	$13.61	$12.35	$13.23
Common Share Price	$12.80	$12.28	$12.76	$11.54	$12.04
Premium/(Discount) to NAV	(8.51)%	(7.88)%	(6.25)%	(6.56)%	(8.99)%
6-Month Average Premium/(Discount) to NAV	(5.25)%	(5.69)%	(6.48)%	(7.49)%	(7.72)%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

NCU
Nuveen California Premium Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCU at Common Share NAV	(9.71)%	(6.38)%	6.45%	5.97%
NCU at Common Share Price	(16.47)%	(10.44)%	6.83%	5.96%
S&P Municipal Bond California Index	(5.98)%	(3.05)%	4.80%	4.80%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper California Municipal Debt Funds Classification Average	(11.81)%	(7.54)%	5.00%	5.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	33.8%
Tax Obligation/General	23.9%
Health Care	20.9%
U.S. Guaranteed	5.5%
Water and Sewer	4.6%
Other	11.3%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S.Guaranteed	13.4%
AA	32.1%
A	34.4%
BBB	12.3%
BB or Lower	2.1%
N/R	3.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

14	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	(13.60)%	(8.87)%	5.25%	5.40%
NAC at Common Share Price	(19.79)%	(14.39)%	5.51%	5.24%
S&P Municipal Bond California Index	(5.98)%	(3.05)%	4.80%	4.80%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper California Municipal Debt Funds Classification Average	(11.81)%	(7.54)%	5.00%	5.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	28.1%
Health Care	20.5%
Tax Obligation/General	19.8%
Water and Sewer	10.3%
Consumer Staples	4.9%
U.S. Guaranteed	4.4%
Other	12.0%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S.Guaranteed	4.9%
AA	42.4%
A	27.8%
BBB	10.5%
BB or Lower	6.0%
N/R	5.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVX at Common Share NAV	(14.24)%	(9.85)%	5.35%	5.62%
NVX at Common Share Price	(19.19)%	(14.22)%	7.10%	6.06%
S&P Municipal Bond California Index	(5.98)%	(3.05)%	4.80%	4.80%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper California Municipal Debt Funds Classification Average	(11.81)%	(7.54)%	5.00%	5.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	23.0%
Health Care	18.8%
Tax Obligation/Limited	17.9%
Utilities	10.2%
U.S. Guaranteed	8.5%
Water and Sewer	5.7%
Consumer Staples	5.4%
Education and Civic Organizations	3.7%
Other	6.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S.Guaranteed	9.4%
AA	28.5%
A	16.3%
BBB	12.5%
BB or Lower	3.9%
N/R	3.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZH at Common Share NAV	(13.54)%	(8.91)%	4.66%	5.07%
NZH at Common Share Price	(16.41)%	(12.58)%	4.70%	5.48%
S&P Municipal Bond California Index	(5.98)%	(3.05)%	4.80%	4.80%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper California Municipal Debt Funds Classification Average	(11.81)%	(7.54)%	5.00%	5.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	34.2%
Health Care	18.1%
Tax Obligation/General	11.6%
Water and Sewer	6.9%
Utilities	5.6%
Consumer Staples	5.5%
U.S. Guaranteed	5.4%
Other	12.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S.Guaranteed	4.9%
AA	33.6%
A	22.9%
BBB	21.2%
BB or Lower	5.7%
N/R	5.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	(12.54)%	(8.51)%	4.58%	5.32%
NKX at Common Share Price	(17.83)%	(15.78)%	3.60%	4.76%
S&P Municipal Bond California Index	(5.98)%	(3.05)%	4.80%	4.80%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper California Municipal Debt Funds Classification Average	(11.81)%	(7.54)%	5.00%	5.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	38.0%
Tax Obligation/General	19.5%
Health Care	12.5%
Water and Sewer	11.7%
U.S. Guaranteed	6.7%
Other	11.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S.Guaranteed	8.1%
AA	43.5%
A	31.8%
BBB	4.8%
BB or Lower	3.7%
N/R	4.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NVX
Shareholder Meeting Report

The annual meeting of shareholders for NVX was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012, January 24, 2013, February 22, 2013 and March 14, 2013.

	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together
	as a class	as a class
To approve the elimination of the fundamental
policies relating to the Fund’s ability to make loans.
For	12,380,831	4,451,978
Against	737,606	171,651
Abstain	309,910	65,092
Broker Non-Votes	4,355,757	2,511,278
Total	17,784,104	7,199,999
To approve the new fundamental policy relating to
the Fund’s ability to make loans.
For	12,374,303	4,451,358
Against	735,592	173,251
Abstain	318,452	64,112
Broker Non-Votes	4,355,757	2,511,278
Total	17,784,104	7,199,999

Nuveen Investments	19

NCU
Nuveen California Premium Income Municipal Fund
Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (3.8% of Total Investments)
$1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	12/13 at 100.00	BBB+	$1,180,613
125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	116,020
2,415	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/13 at 100.00	BBB	2,252,784
485	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	358,187
865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	611,226
5,140	Total Consumer Staples			4,518,830
	Education and Civic Organizations – 3.5% (2.4% of Total Investments)
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	70,011
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
45	5.000%, 11/01/21	11/15 at 100.00	A2	46,671
60	5.000%, 11/01/25	11/15 at 100.00	A2	61,221
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	2,127,500
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	196,781
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	310,734
2,660	Total Education and Civic Organizations			2,812,918
	Health Care – 30.9% (20.9% of Total Investments)
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	336,615
3,525	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	3,393,835
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	621,391
1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	945,230
377	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	381,334
815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	691,185
1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,745,446
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	735,752
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,092,532
2,100	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,209,158
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,609,015

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	$823,977
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,530,658
1,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,383,663
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	909,380
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	917,575
1,415	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,454,563
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	974,990
24,752	Total Health Care			24,756,299
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
490	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	503,745
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	147,687
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	329,704
995	Total Housing/Multifamily			981,136
	Housing/Single Family – 1.5% (1.0% of Total Investments)
1,150	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	BBB	1,167,894
60	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	62,689
1,210	Total Housing/Single Family			1,230,583
	Tax Obligation/General – 35.3% (23.9% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	A1	2,623,611
1,300	5.500%, 11/01/39	11/19 at 100.00	A1	1,359,293
3,500	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	A1	3,499,860
4,475	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	4,594,438
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	Aa2	6,196,320
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,206,670
1,750	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2012A, 5.000%, 8/01/37 – AGM Insured	8/22 at 100.00	AA–	1,697,675
15	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/22 – NPFG Insured	8/14 at 100.00	AA	15,646
1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,459,281
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,604,141
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,010,020
33,090	Total Tax Obligation/General			28,266,955

Nuveen Investments	21

NCU	Nuveen California Premium Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 49.9% (33.8% of Total Investments)
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	$828,490
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	12/13 at 100.00	AA+	1,714,560
1,865	5.000%, 12/01/24 – AMBAC Insured	12/13 at 100.00	AA+	1,886,522
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/13 at 100.00	A2	5,942,608
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,074,670
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,303,080
535	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa2	556,052
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	165,733
500	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	461,785
260	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	3/14 at 100.00	A	236,678
350	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	10/13 at 100.00	A–	349,979
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	355,717
320	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BB+	310,330
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	73,874
175	5.125%, 9/01/36	9/16 at 100.00	N/R	164,539
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	2/14 at 100.00	A	3,534,405
310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	312,731
2,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,944,620
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	529,207
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	A	2,990,754
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	197,076
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	69,102
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
450	5.250%, 9/01/30	9/23 at 100.00	N/R	431,442
405	5.750%, 9/01/39	9/23 at 100.00	N/R	393,308
70	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	67,342
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
60	6.000%, 9/01/33	9/13 at 100.00	N/R	60,227
135	6.125%, 9/01/41	9/13 at 100.00	N/R	134,017
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	551,869

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$219,299
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	43,602
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	1,382,445
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A	1,676,430
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A	3,352,860
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,020,250
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	1,537,029
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA–	2,106,320
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	32,889
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB	32,198
40	7.000%, 8/01/41	2/21 at 100.00	BBB	42,303
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	100,031
275	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	272,555
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	362,786
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	51,385
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	101,958
40,625	Total Tax Obligation/Limited			39,975,057
	Transportation – 3.4% (2.3% of Total Investments)
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.465%, 10/01/32 (IF)	4/18 at 100.00	AA	249,861
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/14 at 100.00	BBB–	1,899,240
580	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	571,909
2,800	Total Transportation			2,721,010
	U.S. Guaranteed – 8.0% (5.5% of Total Investments) (4)
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	866,549
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,531,420
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aa2 (4)	1,142,402
370	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	384,878
135	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	146,925

Nuveen Investments	23

NCU	Nuveen California Premium Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	$376,870
5,722	Total U.S. Guaranteed			6,449,044
	Utilities – 1.5% (1.0% of Total Investments)
890	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	886,031
295	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	291,077
1,185	Total Utilities			1,177,108
	Water and Sewer – 6.8% (4.6% of Total Investments)
1,125	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	1,161,225
2,275	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,786,307
205	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	205,238
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.523%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	738,635
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.816%, 2/15/35 (IF)	8/19 at 100.00	AAA	1,581,600
5,775	Total Water and Sewer			5,473,005
$123,954	Total Investments (cost $115,676,474) – 147.6%			118,361,945
	Floating Rate Obligations – (6.9)%			(5,525,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (43.9)% (6)			(35,250,000)
	Other Assets Less Liabilities – 3.2%			2,628,168
	Net Assets Applicable to Common Shares – 100%			$80,215,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.5% (4.9% of Total Investments)
$540	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$501,206
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
20,615	5.750%, 6/01/47	6/17 at 100.00	B	15,224,796
2,895	5.125%, 6/01/47	6/17 at 100.00	B	1,939,968
8,255	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	5,833,148
32,305	Total Consumer Staples			23,499,118
	Education and Civic Organizations – 5.4% (3.6% of Total Investments)
2,500	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	2,559,125
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	290,044
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	9,792,400
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	207,428
265	5.000%, 11/01/25	11/15 at 100.00	A2	270,393
1,250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,294,725
565	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	565,141
2,000	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	Aa1	2,118,180
17,070	Total Education and Civic Organizations			17,097,436
	Health Care – 31.1% (20.5% of Total Investments)
3,815	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	3,854,371
1,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2009, 5.000%, 8/15/39	8/19 at 100.00	A+	1,468,995
1,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	1,426,844
14,895	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	14,340,757
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,194,232
1,120	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,058,658
2,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,924,880
1,586	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,606,364
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	6,059,460
3,325	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,819,866

Nuveen Investments	25

NAC	Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$1,760	5.250%, 7/01/24	7/15 at 100.00	BBB–	$1,792,226
3,870	5.250%, 7/01/30	7/15 at 100.00	BBB–	3,882,113
150	5.250%, 7/01/35	7/15 at 100.00	BBB–	149,507
10,140	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	9,780,334
3,095	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,119,389
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	9,950,359
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,319,399
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	4,832,800
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	985,540
2,860	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,100,755
1,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	996,090
675	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	659,435
5,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,200,663
2,570	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	2,337,107
3,500	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,778,250
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,083,880
97,751	Total Health Care			97,722,274
	Housing/Multifamily – 2.2% (1.4% of Total Investments)
1,985	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,040,679
4,600	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.125%, 8/15/32	8/22 at 100.00	BBB	4,419,312
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	299,619
6,905	Total Housing/Multifamily			6,759,610
	Housing/Single Family – 0.6% (0.4% of Total Investments)
225	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	235,085
2,395	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.413%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	1,528,896
2,620	Total Housing/Single Family			1,763,981
	Industrials – 0.0% (0.0% of Total Investments)
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	57,498
	Long-Term Care – 0.4% (0.2% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,146,910

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 30.0% (19.8% of Total Investments)
$3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	$3,093,510
	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B:
21,000	0.000%, 8/01/41 – AGM Insured	No Opt. Call	AA–	3,810,870
16,840	0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA–	2,701,473
2,500	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/42	No Opt. Call	A1	2,492,400
2,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2013, 5.000%, 2/01/29	No Opt. Call	A1	2,083,820
10,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	11,164,300
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	6.000%, 3/01/33	3/20 at 100.00	A1	5,637,750
8,000	5.500%, 3/01/40	3/20 at 100.00	A1	8,278,000
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,015,440
	California State, General Obligation Bonds, Various Purpose Series 2011:
5,000	5.250%, 10/01/28	No Opt. Call	A1	5,349,550
2,000	5.000%, 9/01/31	No Opt. Call	A1	2,065,220
4,330	5.000%, 10/01/41	10/21 at 100.00	A1	4,316,837
4,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	5,040,954
3,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	3,516,413
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA–	5,453,644
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,206,670
5,210	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/35 – FGIC Insured	7/14 at 101.00	A2	5,244,594
4,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	4,075,800
50,070	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	15,624,844
155,960	Total Tax Obligation/General			94,172,089
	Tax Obligation/Limited – 42.7% (28.1% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	1,013,920
615	5.800%, 9/01/35	9/14 at 102.00	N/R	609,717
1,910	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4)	8/17 at 102.00	N/R	504,737
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,074,670
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,303,080
710	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	713,152
2,905	Carson Redevelopment Agency, California, Redevelopment Project Area 1 Tax Allocation Bonds, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,180,975
1,225	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,131,373
1,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	2/14 at 100.00	BBB	1,381,698
1,040	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	3/14 at 100.00	A	946,712

Nuveen Investments	27

NAC	Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,430	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	10/13 at 100.00	A–	$1,429,914
2,890	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	3/14 at 100.00	A	2,927,050
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,128,780
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	965,500
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 100.00	A	4,015,780
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A2	994,310
31,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	30,401,976
2,850	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	2,385,393
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,424,910
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,626,810
1,285	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BB+	1,230,645
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
325	5.000%, 9/01/26	9/16 at 100.00	N/R	320,119
755	5.125%, 9/01/36	9/16 at 100.00	N/R	709,866
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	598,104
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	884,210
2,290	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	2,310,175
1,650	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA–	1,579,463
1,530	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/24 – AGM Insured	3/14 at 100.00	AA–	1,561,227
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	3,264,170
695	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	805,693
9,200	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 – NPFG Insured	9/13 at 100.00	A	9,218,952
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	225,828
260	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	276,406
3,290	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	9/13 at 100.00	A	3,300,232
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	1,010,950
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,820	5.250%, 9/01/30	9/23 at 100.00	N/R	1,744,943
1,635	5.750%, 9/01/39	9/23 at 100.00	N/R	1,587,798

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$300	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	$288,609
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/13 at 100.00	N/R	245,926
530	6.125%, 9/01/41	9/13 at 100.00	N/R	526,142
8,250	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/13 at 100.00	N/R	8,250,743
2,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,176,817
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	3/14 at 100.00	A	1,512,412
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,655,580
845	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	882,417
150	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	163,506
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	2/14 at 100.00	A	1,865,971
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	2,794,050
1,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	1,082,370
120	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	131,555
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB	134,160
155	7.000%, 8/01/41	2/21 at 100.00	BBB	163,925
1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	1,007,960
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	8/15 at 100.00	A	999,960
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	1,100,341
1,235	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,224,021
5,000	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	5,640,100
205	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	210,676
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,257,204
1,000	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,002,240
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA–	5,462,200
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
150	6.000%, 9/01/26	9/21 at 100.00	A–	160,986
210	6.500%, 9/01/32	9/21 at 100.00	A–	231,149
135,280	Total Tax Obligation/Limited			133,960,258
	Transportation – 3.7% (2.5% of Total Investments)
11,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40	1/14 at 100.00	BBB–	10,365,263

Nuveen Investments	29

NAC	Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (5)	5/20 at 100.00	AA	$1,254,850
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	118,711
12,520	Total Transportation			11,738,824
	U.S. Guaranteed – 6.7% (4.4% of Total Investments) (6)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,588,673
4,685	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aa2 (6)	4,813,088
655	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	701,472
3,630	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	AA– (6)	3,661,182
1,725	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (6)	2,169,308
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (6)	6,875,257
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	625,790
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	680,208
19,140	Total U.S. Guaranteed			21,114,978
	Utilities – 6.0% (3.9% of Total Investments)
3,775	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,565,827
5,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	5,740,625
2,355	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	2,525,031
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.033%, 7/01/20 (IF) (5)	No Opt. Call	AA–	3,127,320
1,270	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,253,109
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 17.265%, 8/15/41 (IF) (5)	8/23 at 100.00	AA–	2,538,700
18,400	Total Utilities			18,750,612
	Water and Sewer – 15.6% (10.3% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/29	4/23 at 100.00	AA–	2,107,360
2,100	5.000%, 10/01/34	4/23 at 100.00	AA–	2,154,621
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
1,265	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,027,344
6,475	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,084,105
875	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	876,015
2,500	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	2,539,800
9,955	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	10,359,671
30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$835	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	$838,340
2,250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	2,305,890
11,000	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/26	5/20 at 100.00	AA	12,105,610
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	5,643,054
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2013-4A:
750	17.998%, 11/01/28 (IF)	11/21 at 100.00	AA–	937,800
750	18.098%, 11/01/43 (IF)	5/22 at 100.00	AA–	787,710
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	2,079,580
48,335	Total Water and Sewer			48,846,900
$552,406	Total Investments (cost $479,975,881) – 151.9%			476,630,488
	Floating Rate Obligations – (13.8)%			(43,400,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.4)% (7)			(136,200,000)
	Other Assets Less Liabilities – 5.3%			16,724,140
	Net Assets Applicable to Common Shares – 100%			$313,754,628

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.9% (5.4% of Total Investments)
$330	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$306,293
2,775	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	12/13 at 100.00	Baa1	2,784,407
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
12,540	5.750%, 6/01/47	6/17 at 100.00	B	9,261,166
1,270	5.125%, 6/01/47	6/17 at 100.00	B	851,040
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,586,229
20,575	Total Consumer Staples			15,789,135
	Education and Civic Organizations – 5.4% (3.7% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,748,144
2,745	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.670%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	2,900,861
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
125	5.000%, 11/01/21	11/15 at 100.00	A2	129,643
165	5.000%, 11/01/25	11/15 at 100.00	A2	168,358
1,915	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/14 at 100.00	Baa1	1,916,341
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	BBB+	2,571,675
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	880,413
565	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	565,141
10,640	Total Education and Civic Organizations			10,880,576
	Health Care – 27.5% (18.8% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,525,800
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	899,314
9,260	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	8,915,435
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	4,234,853
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,381,980
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,079,808
	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554:
1,325	18.201%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,314,201
998	18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,010,308
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,886,978
5,250	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB–	5,232,728

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$428,349
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,013,410
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
2,705	5.000%, 11/15/43	11/15 at 100.00	AA–	2,575,376
3,315	5.000%, 11/15/43 (UB) (4)	11/15 at 100.00	AA–	3,156,145
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,168,360
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,603,705
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	444,508
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	4,580,400
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,260,763
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,428,875
56,768	Total Health Care			55,141,296
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,310	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,346,746
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	390,656
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	885,489
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	191,944
2,865	Total Housing/Multifamily			2,814,835
	Housing/Single Family – 3.3% (2.3% of Total Investments)
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	BBB	1,416,245
135	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	141,051
5,775	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	BBB	5,126,872
7,400	Total Housing/Single Family			6,684,168
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	35,655
	Tax Obligation/General – 33.6% (23.0% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	1,340,521
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	9,030,300
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	A1	15,340,674
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	A1	2,255,100
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,015,440
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	A1	5,189,064
2,300	5.000%, 9/01/41	9/21 at 100.00	A1	2,293,123
2,190	5.000%, 10/01/41	10/21 at 100.00	A1	2,183,342

Nuveen Investments	33

NVX	Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 2/01/43	No Opt. Call	A1	$1,493,070
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	Aa2	4,811,310
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,378,741
13,530	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	Aa3	7,637,550
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	A+	1,264,949
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,874,040
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,027,990
	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D:
6,480	0.000%, 8/01/31	No Opt. Call	Aa2	2,346,408
17,510	0.000%, 8/01/42	No Opt. Call	Aa2	5,464,171
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,616,032
116,390	Total Tax Obligation/General			67,561,825
	Tax Obligation/Limited – 26.2% (17.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	659,048
385	5.800%, 9/01/35	9/14 at 102.00	N/R	381,693
1,190	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5)	8/17 at 102.00	N/R	314,469
1,245	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa2	1,293,991
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	436,931
700	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	628,866
4,265	Escondido Joint Powers Financing Authority, California, Lease Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,091,372
960	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	10/13 at 100.00	A–	959,942
750	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	752,520
1,500	Gilroy School Facilities Financing Authority, Santa Clara County, California, Revenue Bonds, Series 2013A, 5.000%, 8/01/46	8/23 at 100.00	Aa3	1,411,800
2,995	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGM Insured	6/15 at 100.00	AA–	2,813,743
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,804,224
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,651,824
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,424,910
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BB+	860,421
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	201,921
470	5.125%, 9/01/36	9/16 at 100.00	N/R	441,903
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	367,723

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$807,048
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA–	1,292,288
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	818,243
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	550,653
475	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	446,951
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	186,043
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	2/14 at 100.00	N/R	2,000,340
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,210	5.250%, 9/01/30	9/23 at 100.00	N/R	1,160,100
1,090	5.750%, 9/01/39	9/23 at 100.00	N/R	1,058,532
200	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	192,406
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
165	6.000%, 9/01/33	9/13 at 100.00	N/R	165,624
360	6.125%, 9/01/41	9/13 at 100.00	N/R	357,379
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,152,808
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	4,138,950
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	574,354
270	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	251,265
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	109,004
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,096,760
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,424,587
990	San Diego, California, Special Tax Community Facilities District 4 Black Mountain Ranch Villages Bonds, Series 2008A, 6.000%, 9/01/37	9/13 at 100.00	N/R	1,002,335
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	87,703
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33	2/21 at 100.00	BBB	91,229
105	7.000%, 8/01/41	2/21 at 100.00	BBB	111,046
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	1,100,341
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	758,199
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,002,701
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,423,971
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	143,877

Nuveen Investments	35

NVX	Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,500	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA	$6,336,005
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	264,170
55,030	Total Tax Obligation/Limited			52,602,213
	Transportation – 5.1% (3.5% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.465%, 10/01/32 (IF)	4/18 at 100.00	AA	1,624,094
7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	7,055,650
1,545	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,523,447
9,975	Total Transportation			10,203,191
	U.S. Guaranteed – 12.4% (8.5% of Total Investments) (6)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	2,144,153
4,900	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	4,965,905
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aa2 (6)	3,025,516
860	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	894,581
415	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	444,444
4,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	A (6)	4,145,360
2,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20 (Pre-refunded 10/01/13)	10/13 at 102.00	N/R (6)	2,049,380
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	BBB– (6)	2,423,780
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	386,357
1,700	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (6)	1,740,851
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (6)	956,670
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	Aa2 (6)	1,305,151
415	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	470,477
23,660	Total U.S. Guaranteed			24,952,625
	Utilities – 15.0% (10.2% of Total Investments)
5,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	5,237,600
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,224,509
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	521,875
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	14,148,540
250	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.033%, 7/01/20 (IF) (4)	No Opt. Call	AA–	260,610
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	779,493
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,462,845

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	$1,581,345
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A–	3,861,000
29,895	Total Utilities			30,077,817
	Water and Sewer – 8.4% (5.7% of Total Investments)
2,500	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/28	4/23 at 100.00	AA–	2,658,425
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,114,396
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,401,820
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	545,632
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,047,000
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.523%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,278,830
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.816%, 2/15/35 (IF)	8/19 at 100.00	AAA	1,581,600
750	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	768,630
2,400	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2009B, 5.000%, 11/01/39	No Opt. Call	AA–	2,412,480
17,495	Total Water and Sewer			16,808,813
$353,868	Total Investments (cost $299,183,367) – 146.2%			293,552,149
	Floating Rate Obligations – (4.7)%			(9,380,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.8)% (7)			(98,000,000)
	Other Assets Less Liabilities – 7.3%			14,665,906
	Net Assets Applicable to Common Shares – 100%			$200,838,055

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.9% (5.5% of Total Investments)
$540	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$501,206
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
19,485	5.750%, 6/01/47	6/17 at 100.00	B	14,390,257
6,325	5.125%, 6/01/47	6/17 at 100.00	B	4,238,446
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	4,426,974
32,615	Total Consumer Staples			23,556,883
	Education and Civic Organizations – 5.7% (4.0% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	290,044
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,369,930
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	207,428
270	5.000%, 11/01/25	11/15 at 100.00	A2	275,495
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,002,070
1,275	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/14 at 100.00	Baa1	1,275,893
6,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	6,382,500
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,346,514
560	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	560,140
3,000	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	Aa1	3,177,270
16,055	Total Education and Civic Organizations			16,887,284
	Health Care – 25.9% (18.1% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,525,800
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	1,451,965
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	1,902,158
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	3,889,072
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 19.037%, 5/15/39 (IF) (4)	11/16 at 100.00	AA–	3,179,419
3,850	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	3,639,136
1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA–	1,626,438
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	962,440
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,613,961

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	$9,777,765
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,913,155
4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	4,594,950
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB–	2,322,334
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	650,083
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,085,578
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.765%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	4,766,776
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,198,331
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	3,893,320
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	678,973
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,023,110
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	7,300,013
	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
5,790	5.000%, 7/01/38	7/17 at 100.00	Baa2	5,265,310
2,500	5.000%, 7/01/47	7/17 at 100.00	Baa2	2,191,900
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,670,300
78,299	Total Health Care			77,122,287
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
2,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,066,381
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,924,696
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	304,301
4,355	Total Housing/Multifamily			4,295,378
	Housing/Single Family – 3.4% (2.3% of Total Investments)
230	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	240,309
	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	8.040%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	BBB	7,324,205
3,805	8.413%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	2,428,998
14,215	Total Housing/Single Family			9,993,512
	Industrials – 1.7% (1.2% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	5,053,800
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	58,452
10,205	Total Industrials			5,112,252

Nuveen Investments	39

NZH	Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.3% (0.9% of Total Investments)
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
$1,500	5.125%, 3/01/22	9/13 at 100.00	A	$1,504,800
1,315	5.250%, 3/01/32	9/13 at 100.00	A	1,314,908
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,146,910
3,815	Total Long-Term Care			3,966,618
	Tax Obligation/General – 16.5% (11.6% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Refunding Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	A1	1,312,807
1,710	5.000%, 2/01/31	No Opt. Call	A1	1,755,161
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	A1	3,393,947
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,659,635
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	A1	2,028,110
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,015,440
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	A1	1,893,741
4,000	5.000%, 9/01/31	No Opt. Call	A1	4,130,440
4,315	5.000%, 10/01/41	10/21 at 100.00	A1	4,301,882
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	A1	3,418,987
2,465	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	A1	2,464,901
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	AA	15,015
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA–	1,069,813
18,500	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/46	No Opt. Call	Aa2	2,332,850
2,715	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	2,923,946
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	Aa1	2,131,645
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	2,139,612
	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D:
15,000	0.000%, 8/01/31	No Opt. Call	Aa2	5,431,500
12,520	0.000%, 8/01/42	No Opt. Call	Aa2	3,906,991
85,765	Total Tax Obligation/General			49,326,423
	Tax Obligation/Limited – 48.8% (34.2% of Total Investments)
1,960	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5)	8/17 at 102.00	N/R	517,950
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	9/13 at 100.00	A2	3,999,960
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	12/13 at 100.00	A2	4,509,820
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,074,670
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	2,438,856
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	718,175
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,994,911

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,050	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	$943,299
1,445	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	10/13 at 100.00	A–	1,444,913
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,128,780
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/13 at 100.00	N/R	3,504,935
1,000	Gilroy School Facilities Financing Authority, Santa Clara County, California, Revenue Bonds, Series 2013A, 5.000%, 8/01/46	8/23 at 100.00	Aa3	941,200
5,910	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	5,552,327
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BB+	1,295,577
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	325,043
760	5.125%, 9/01/36	9/16 at 100.00	N/R	714,567
685	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	606,965
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	884,210
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,321,541
	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L:
1,715	5.000%, 3/01/18	9/13 at 100.00	BBB–	1,725,702
1,350	5.100%, 3/01/19	9/13 at 100.00	BBB–	1,357,547
7,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA–	6,700,750
1,675	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/26 – AGM Insured	3/14 at 100.00	AA–	1,706,976
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	840,471
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	225,828
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	287,037
3,000	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/19 – FGIC Insured	9/13 at 100.00	A	3,005,760
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	2/14 at 100.00	N/R	2,000,340
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/14 at 100.00	A	10,854,055
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,820	5.250%, 9/01/30	9/23 at 100.00	N/R	1,744,943
1,635	5.750%, 9/01/39	9/23 at 100.00	N/R	1,587,798
300	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	288,609
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/13 at 100.00	N/R	245,926
540	6.125%, 9/01/41	9/13 at 100.00	N/R	536,069
3,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/13 at 100.00	N/R	3,000,270

Nuveen Investments	41

NZH	Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	$2,233,026
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/14 at 100.00	A	2,977,033
995	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	935,987
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	BBB	4,164,420
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	6,622,320
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	903,302
625	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	581,631
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,548,441
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	168,956
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
995	5.000%, 9/01/29	9/22 at 100.00	N/R	945,549
2,625	5.000%, 9/01/35	9/22 at 100.00	N/R	2,374,890
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa2	2,941,621
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	9/13 at 100.00	AA–	14,548,515
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	137,036
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB	134,160
160	7.000%, 8/01/41	2/21 at 100.00	BBB	169,213
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,149,688
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,511,610
6,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	5,552,340
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	220,953
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	8,254,990
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	A	1,262,640
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,316,590
1,950	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA	1,900,802
7,500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA–	8,193,300
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	407,263
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/26 – NPFG Insured	10/13 at 100.00	A	2,486,850
152,365	Total Tax Obligation/Limited			145,668,906

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.7% (3.3% of Total Investments)
$11,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB–	$11,817,445
2,350	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,317,218
14,100	Total Transportation			14,134,663
	U.S. Guaranteed – 7.7% (5.4% of Total Investments) (6)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,877,522
8,210	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	8,320,425
660	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	706,827
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	A (6)	2,072,400
3,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20 (Pre-refunded 10/01/13)	10/13 at 102.00	N/R (6)	3,074,070
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (6)	2,930,138
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	625,790
1,000	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (6)	1,024,030
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (6)	1,559,662
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	680,208
21,410	Total U.S. Guaranteed			22,871,072
	Utilities – 8.1% (5.6% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,603,611
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	14,658,892
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
2,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,009,060
1,285	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,267,910
2,500	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.125%, 8/01/22 – AMBAC Insured (Alternative Minimum Tax)	2/14 at 100.00	A+	2,508,275
24,105	Total Utilities			24,047,748
	Water and Sewer – 9.9% (6.9% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,161,040
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,078,030
1,070	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,105,289
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
2,685	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,180,569
6,155	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,832,844
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,925,960
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	1,094,906

Nuveen Investments	43

NZH	Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	$891,032
850	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	853,400
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,047,000
5,295	San Buenaventura Public Facilities Financing Authority, California, Water Revenue Bonds, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	AA	5,254,652
2,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2009B, 5.000%, 11/01/39	No Opt. Call	AA–	2,010,400
31,070	Total Water and Sewer			29,435,122
$488,374	Total Investments (cost $436,156,884) – 143.0%			426,418,148
	Floating Rate Obligations – (0.3)%			(845,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.5)% (7)			(159,544,500)
	Other Assets Less Liabilities – 10.8%			32,196,737
	Net Assets Applicable to Common Shares – 100%			$298,225,385

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.4%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (3.8% of Total Investments)
$1,350	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BB–	$1,076,814
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
23,020	5.750%, 6/01/47	6/17 at 100.00	B	17,000,952
9,500	5.125%, 6/01/47	6/17 at 100.00	B	6,366,045
9,630	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	6,804,751
43,500	Total Consumer Staples			31,248,562
	Education and Civic Organizations – 0.6% (0.4% of Total Investments)
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,628,688
800	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	851,672
1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,063,750
3,400	Total Education and Civic Organizations			3,544,110
	Health Care – 18.6% (12.5% of Total Investments)
5,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26	10/13 at 100.00	A	5,017,100
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	1,563,333
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,209,669
	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A:
1,000	5.000%, 11/15/35	No Opt. Call	AA–	976,980
1,625	5.000%, 11/15/39	No Opt. Call	AA–	1,544,108
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,002,800
5,375	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	5,098,134
2,000	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	AA–	1,949,100
5,585	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	5,375,227
4,543	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	4,601,332
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	848,080
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	4,084,400
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	2,771,723
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	5,820,815
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,003,130

Nuveen Investments	45

NKX	Nuveen California AMT-Free Municipal Income Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$14,745	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	$14,221,995
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,005,091
4,060	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	4,271,039
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	7,996,514
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	9,721,900
2,735	California Statewide Community Development Authority, Revenue Bonds, Trinity Health, Series 2011, 5.000%, 12/01/41	12/21 at 100.00	AA	2,634,653
2,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,557,775
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	Baa3	1,487,175
1,145	6.000%, 11/01/41	11/20 at 100.00	Baa3	1,092,616
2,400	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,104,224
7,670	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	7,884,453
104,838	Total Health Care			102,843,366
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	BBB	3,031,398
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/14 at 101.00	AA–	1,176,417
4,450	Total Housing/Multifamily			4,207,815
	Long-Term Care – 1.5% (1.0% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	3,114,780
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,491,777
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	2,508,188
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB	1,341,495
8,325	Total Long-Term Care			8,456,240
	Tax Obligation/General – 29.0% (19.5% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,093,510
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A	1,508,377
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	6,765,300
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,000	5.250%, 9/01/25	9/21 at 100.00	A1	1,104,080
2,000	5.000%, 9/01/31	No Opt. Call	A1	2,065,220
4,090	5.000%, 9/01/41	9/21 at 100.00	A1	4,077,771
2,625	5.000%, 10/01/41	10/21 at 100.00	A1	2,617,020
4,665	California State, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 4/01/42	4/22 at 100.00	A1	4,650,725
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA–	3,310,248
7,575	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	7,777,177

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	$2,606,000
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA–	3,627,157
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA–	3,656,526
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	3,183,427
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	12/13 at 100.00	AA	230,568
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.686%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA–	7,997,156
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	5,004,950
1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa1	1,351,321
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA–	2,818,575
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA–	2,950,980
13,880	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	Aa3	7,248,691
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	2/14 at 100.00	A	2,508,800
16,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/46	No Opt. Call	Aa2	2,017,600
5,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	A1	5,764,825
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	845,741
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012 R-1, 0.000%, 7/01/31	No Opt. Call	AA–	4,388,873
10,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	10,448,100
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	12/13 at 100.00	A2	2,006,860
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	8/17 at 100.00	AA–	5,213,250
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.160%, 8/01/17 (IF)	No Opt. Call	AAA	1,548,660
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 – AGM Insured	8/21 at 21.00	AA–	993,980
10,450	0.000%, 8/01/43 – AGM Insured	8/21 at 19.43	AA–	1,329,345
21,225	0.000%, 8/01/44 – AGM Insured	8/21 at 17.98	AA–	2,496,697
12,550	0.000%, 8/01/45 – AGM Insured	8/21 at 16.64	AA–	1,363,683
23,425	0.000%, 8/01/46 – AGM Insured	8/21 at 15.39	AA–	2,352,573
14,915	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	2,744,807
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
24,280	0.000%, 8/01/47 – AGC Insured	8/37 at 100.00	AA–	9,375,722
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	15,029,519
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	4,580,934
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	3,904,844

Nuveen Investments	47

NKX	Nuveen California AMT-Free Municipal Income Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	$3,906,991
341,470	Total Tax Obligation/General			160,466,583
	Tax Obligation/Limited – 56.7% (38.0% of Total Investments)
2,235	Antioch Public Financing Authority, California, Lease Revenue Refunding Bonds, Municipal Facilities Project, Refunding Series 2002A, 5.500%, 1/01/32 – NPFG Insured	1/14 at 100.00	A	2,209,409
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,045,660
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B:
1,740	5.000%, 9/01/28	9/23 at 100.00	N/R	1,663,892
2,075	5.000%, 9/01/34	9/23 at 100.00	N/R	1,912,756
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	635,114
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	2/14 at 100.00	AA–	7,922,869
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	12/13 at 100.00	A	1,176,044
2,200	California Infrastructure and Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/14 at 100.00	AA–	2,227,236
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	12/13 at 100.00	AA+	1,229,082
1,535	5.000%, 12/01/20 – AMBAC Insured	12/13 at 100.00	AA+	1,552,714
1,615	5.000%, 12/01/21 – AMBAC Insured	12/13 at 100.00	AA+	1,633,637
1,780	5.000%, 12/01/23 – AMBAC Insured	12/13 at 100.00	AA+	1,800,541
3,725	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2005J, 5.000%, 1/01/17 – AMBAC Insured	1/16 at 100.00	A2	4,067,253
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A2	2,811,176
2,065	5.000%, 4/01/31	No Opt. Call	A2	2,055,356
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/13 at 100.00	A2	3,999,960
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A2	3,099,783
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A2	1,958,339
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	4,298,680
1,210	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	1,215,372
2,520	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,327,396
9,890	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	A	9,174,854
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	1,238,695
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,161,784
530	5.750%, 8/01/26	8/20 at 100.00	N/R	527,345
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	11/13 at 100.00	A	3,028,981
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,905	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	3/14 at 100.00	A	$1,734,122
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
10,730	5.000%, 1/01/21 – AMBAC Insured	1/14 at 100.00	A2	10,739,979
5,000	5.250%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A2	4,685,000
3,000	Escondido Joint Powers Financing Authority, California, Lease Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,877,870
8,280	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	7,766,226
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	965,500
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A2	994,310
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	7,089,558
11,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	10,160,326
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	6,992,400
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 8.933%, 6/01/45 – AGC Insured (IF) (4)	6/15 at 100.00	AA–	17,579,200
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.715%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,509,440
3,315	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	2,670,299
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,560,056
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	BBB–	435,200
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,174,601
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,665	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BB+	1,614,684
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BB+	679,967
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 39 Eastvale Area, Series 2012A:
1,000	5.000%, 9/01/37	9/22 at 100.00	N/R	907,850
2,000	5.125%, 9/01/42	9/22 at 100.00	N/R	1,816,760
3,500	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 – AMBAC Insured	3/14 at 100.00	A+	3,407,565
3,130	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 – AMBAC Insured	9/14 at 100.00	A+	3,164,993
4,790	La Quinta Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 5.200%, 9/01/28 – AMBAC Insured	3/14 at 100.00	A+	4,795,509
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	8/15 at 102.00	A	2,428,773
2,425	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	A	2,206,653
5,880	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	5,931,803
1,895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	1,994,431
6,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	5,833,860

Nuveen Investments	49

NKX	Nuveen California AMT-Free Municipal Income Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,460	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	12/13 at 100.00	A+	$7,478,202
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/13 at 100.00	A	1,321,575
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	8,562,236
800	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2003-1, Series 2004, 5.550%, 9/01/29	9/14 at 100.00	N/R	802,856
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA–	3,054,948
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,328,908
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 – NPFG Insured	10/13 at 101.00	A	4,962,900
1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A+	1,003,950
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,395	5.250%, 9/01/30	9/23 at 100.00	N/R	3,254,990
3,050	5.750%, 9/01/39	9/23 at 100.00	N/R	2,961,947
555	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	533,927
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/14 at 100.00	A	4,084,441
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/13 at 100.00	A	375,695
5,745	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	4,755,654
7,000	Rancho Cucamonga Redevelopment Agency, California, Tax Allocation Bonds, Housing Set-Aside, Rancho Project, Series 2007A, 5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	6,396,390
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB	2,782,290
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	593,366
1,250	5.000%, 9/01/42	9/22 at 100.00	N/R	1,059,563
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	9/13 at 100.00	AA–	1,000,090
5,000	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,373,750
3,510	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	3/14 at 100.00	A	3,343,415
3,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa2	2,903,665
4,930	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/13 at 100.00	A	4,929,606
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	362,018
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA–	5,150,000
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	9/13 at 100.00	AA	4,015,680
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A	3,403,210
5,025	5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	4,977,916

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$835	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	$827,577
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	792,470
	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D:
930	5.000%, 9/01/32	9/22 at 100.00	N/R	892,540
1,000	5.000%, 9/01/36	9/22 at 100.00	N/R	924,150
3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	12/13 at 100.00	A	3,035,070
	Santa Clarita, California, Special Tax Bonds, Community Facilities District 2002-1 Valencia Town Center, Refunding Series 2012:
1,110	5.000%, 11/15/29	11/22 at 100.00	N/R	1,068,741
3,895	5.000%, 11/15/32	11/22 at 100.00	N/R	3,712,091
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	A	2,946,160
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA–	3,579,224
5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA–	5,558,543
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	2/14 at 100.00	A	2,193,372
800	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	740,664
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	1,209,941
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA–	3,276,488
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,022,285
3,455	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,241,274
2,670	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 5.000%, 3/01/32 – SYNCORA GTY Insured	9/13 at 100.00	A2	2,650,883
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/31 – NPFG Insured	10/13 at 100.00	A	2,621,048
326,930	Total Tax Obligation/Limited			313,756,572
	Transportation – 3.4% (2.3% of Total Investments)
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/14 at 100.00	BBB–	1,899,240
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
6,500	0.000%, 1/15/18 – NPFG Insured	1/14 at 80.02	A	5,052,905
7,500	5.875%, 1/15/29	1/14 at 101.00	BBB–	7,526,550
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,973,720
2,400	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	2,467,320
20,400	Total Transportation			18,919,735
	U.S. Guaranteed – 10.0% (6.7% of Total Investments) (5)
	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,890	5.250%, 8/01/23 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (5)	1,977,866
1,250	5.250%, 8/01/25 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (5)	1,308,113
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,596,140
2,200	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (5)	2,370,962
500	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	514,890

Nuveen Investments	51

NKX	Nuveen California AMT-Free Municipal Income Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,275	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	3/14 at 100.00	N/R (5)	$1,308,023
	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004:
2,580	5.250%, 9/01/21 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (5)	2,710,754
1,775	5.250%, 9/01/22 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (5)	1,864,957
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	8,237,220
	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A:
2,700	5.000%, 10/01/21 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+ (5)	2,711,205
4,500	5.000%, 10/01/23 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+ (5)	4,518,675
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,110	5.000%, 8/01/21 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	2,245,378
3,250	5.000%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	3,458,520
3,395	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	3,612,823
1,000	5.000%, 8/01/25 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	1,064,160
1,710	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa3 (5)	1,730,845
4,640	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (5)	4,860,446
980	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	1,066,563
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	AA (5)	1,597,566
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (5)	1,401,751
1,415	5.500%, 12/01/21 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (5)	1,508,348
2,530	Yorba Linda Water District, California, Certificates of Participation, Highland Reservoir Renovation, Series 2003, 5.000%, 10/01/33 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA+ (5)	2,540,500
50,785	Total U.S. Guaranteed			55,205,705
	Utilities – 5.3% (3.6% of Total Investments)
1,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,047,520
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,352,029
945	5.500%, 11/15/37	No Opt. Call	A	940,785
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	10,106,100
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	4,589,016
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.033%, 7/01/20 (IF) (4)	No Opt. Call	AA–	3,909,150
2,155	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,126,339
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/13 at 100.00	N/R	100,117
4,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	4,216,920
28,720	Total Utilities			29,387,976
	Water and Sewer – 17.5% (11.7% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA–	12,405,492
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	11,901,716

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$7,200	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	$6,196,104
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,001,300
3,230	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A+	3,303,192
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	2,189,813
1,480	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	1,481,717
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	5,079,600
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	12,252,259
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	16,261,760
2,400	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,465,088
1,320	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	1,325,280
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,297,305
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	9,032,850
3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA+	3,849,158
4,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/28	No Opt. Call	AA–	4,250,400
	Santa Clara Valley Water District, California, Certificates of Participation, Series 2004A:
1,400	5.000%, 2/01/19 – FGIC Insured	2/14 at 100.00	AAA	1,427,328
445	5.000%, 2/01/20 – FGIC Insured	2/14 at 100.00	AAA	453,646
465	5.000%, 2/01/21 – FGIC Insured	2/14 at 100.00	AAA	473,998
97,395	Total Water and Sewer			96,648,006
$1,030,213	Total Investments (cost $837,785,132) – 149.0%			824,684,670
	Floating Rate Obligations – (1.5)%			(8,240,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (52.7)% (6)			(291,600,000)
	Other Assets Less Liabilities – 5.2%			28,800,675
	Net Assets Applicable to Common Shares – 100%			$553,645,345

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements

Nuveen Investments	53

Statement of
Assets & Liabilities
August 31, 2013 (Unaudited)

	California Premium		California Dividend	California Dividend	California Dividend	California AMT-
	Income		Advantage	Advantage 2	Advantage 3	Free Income
	(NCU	)	(NAC )	(NVX )	(NZH )	(NKX )
Assets
Investments, at value (cost $115,676,474, $479,975,881, $299,183,367, $436,156,884 and $837,785,132, respectively)	$118,361,945		$476,630,488	$293,552,149	$426,418,148	$824,684,670
Cash	1,335,167		—	—	—	—
Cash held in escrow(1)	—		—	97,893,731	—	—
Receivable for:
Interest	1,531,154		7,626,415	4,619,124	7,383,020	11,895,006
Investments sold	—		19,442,954	12,486,100	28,914,155	26,549,987
Deferred offering costs	301,710		828,150	254,930	624,112	2,675,048
Other assets	7,035		178,207	122,677	68,139	313,970
Total assets	121,537,011		504,706,214	408,928,711	463,407,574	866,118,681
Liabilities
Cash overdraft	—		969,691	1,061,204	2,463,068	3,723,802
Floating rate obligations	5,525,000		43,400,000	9,380,000	845,000	8,240,000
Payable for:
Common share dividends	380,598		1,699,482	1,087,101	1,579,342	2,808,279
Interest	58,742		—	177,025	351,732	—
Investments purchased	—		8,129,736	—	—	5,078,069
MuniFund Term Preferred (MTP) Shares noticed for redemption, at liquidation value	—		—	97,846,300	—	—
Offering costs	—		132,524	255,000	—	236,617
MTP Shares, at liquidation value	35,250,000		—	—	159,544,500	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		136,200,000	98,000,000	—	291,600,000
Accrued expenses:
Management fees	64,686		269,368	165,026	250,648	457,136
Reorganization	—		—	—	—	107,507
Trustees fees	501		61,695	37,226	58,270	17,272
Other	42,371		89,090	81,774	89,629	204,654
Total liabilities	41,321,898		190,951,586	208,090,656	165,182,189	312,473,336
Net assets applicable to common shares	$80,215,113		$313,754,628	$200,838,055	$298,225,385	$553,645,345
Common shares outstanding	5,732,845		23,528,873	14,759,237	24,151,884	41,843,761
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.99		$13.33	$13.61	$12.35	$13.23
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$57,328		$235,289	$147,592	$241,519	$418,438
Paid-in surplus	77,489,541		335,117,131	208,783,391	338,049,945	564,098,136
Undistributed (Over-distribution of) net investment income	1,086,225		4,568,192	1,450,168	149,311	4,925,652
Accumulated net realized gain (loss)	(1,103,452)		(22,820,591)	(3,911,878)	(30,476,654)	(2,696,419)
Net unrealized appreciation (depreciation)	2,685,471		(3,345,393)	(5,631,218)	(9,738,736)	(13,100,462)
Net assets applicable to common shares	$80,215,113		$313,754,628	$200,838,055	$298,225,385	$553,645,345
Authorized shares:
Common	Unlimited		Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited		Unlimited	Unlimited	Unlimited	Unlimited

(1)	Amounts deposited for the payment of MTP Shares noticed for redemption.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
Operations
Six Months ended August 31, 2013 (Unaudited)

	California Premium	California Dividend	California Dividend	California Dividend	California AMT-
	Income	Advantage	Advantage 2	Advantage 3	Free Income
	(NCU )	(NAC )	(NVX )	(NZH )	(NKX )
Investment Income	$3,216,843	$13,054,322	$8,520,691	$13,085,147	$22,602,503
Expenses
Management fees	401,967	1,674,558	1,042,637	1,578,567	2,859,764
Shareholder servicing agent fees and expenses	10,314	1,410	11,019	13,567	7,619
Interest expense and amortization of offering costs	452,452	340,903	1,920,266	2,544,051	468,651
Liquidity fees	—	683,966	7,486	—	1,341,559
Remarketing fees	—	69,613	817	—	149,040
Custodian fees and expenses	14,777	45,297	33,384	49,945	77,625
Trustees fees and expenses	1,592	6,350	4,220	6,432	12,076
Professional fees	14,976	28,176	19,172	22,485	61,999
Shareholder reporting expenses	1,108	12,203	35,168	9,897	9,457
Stock exchange listing fees	7,991	11,995	16,222	11,858	3,828
Investor relations expenses	2,824	7,744	7,042	10,538	495
Other expenses	15,711	27,177	20,605	24,055	59,494
Total expenses	923,712	2,909,392	3,118,038	4,271,395	5,051,607
Net investment income (loss)	2,293,131	10,144,930	5,402,653	8,813,752	17,550,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(217,528)	(1,235,529)	(2,072,578)	(4,518,231)	(2,646,367)
Change in net unrealized appreciation (depreciation) of investments	(10,790,153)	(58,923,437)	(37,107,266)	(51,523,760)	(95,087,155)
Net realized and unrealized gain (loss)	(11,007,681)	(60,158,966)	(39,179,844)	(56,041,991)	(97,733,522)
Net increase (decrease) in net assets applicable to common shares from operations	$(8,714,550)	$(50,014,036)	$(33,777,191)	$(47,228,239)	$(80,182,626)

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Changes in Net Assets (Unaudited)

	California Premium Income (NCU)		California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/13	2/28/13	8/31/13	2/28/13	8/31/13	2/28/13
Operations
Net investment income (loss)	$2,293,131	$4,512,923	$10,144,930	$19,796,683	$5,402,653	$12,479,454
Net realized gain (loss) from investments	(217,528)	149,357	(1,235,529)	(3,428,813)	(2,072,578)	636,916
Change in net unrealized appreciation (depreciation) of investments	(10,790,153)	3,828,331	(58,923,437)	29,421,942	(37,107,266)	13,401,627
Net increase (decrease) in net assets applicable to common shares from operations	(8,714,550)	8,490,611	(50,014,036)	45,789,812	(33,777,191)	26,517,997
Distributions to Common Shareholders
From net investment income	(2,407,795)	(4,943,234)	(10,446,820)	(21,498,537)	(6,641,657)	(13,939,461)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,407,795)	(4,943,234)	(10,446,820)	(21,498,537)	(6,641,657)	(13,939,461)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	34,943	119,833	601,534	20,251	184,119
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	34,943	119,833	601,534	20,251	184,119
Net increase (decrease) in net assets applicable to common shares	(11,122,345)	3,582,320	(60,341,023)	24,892,809	(40,398,597)	12,762,655
Net assets applicable to common shares at the beginning of period	91,337,458	87,755,138	374,095,651	349,202,842	241,236,652	228,473,997
Net assets applicable to common shares at the end of period	$80,215,113	$91,337,458	$313,754,628	$374,095,651	$200,838,055	$241,236,652
Undistributed (Over-distribution of) net investment income at the end of period	$1,086,225	$1,200,889	$4,568,192	$4,870,082	$1,450,168	$2,689,172

See accompanying notes to financial statements.

56	Nuveen Investments

	California Dividend Advantage 3 (NZH)		California AMT-Free Income (NKX)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/13	2/28/13	8/31/13	2/28/13
Operations
Net investment income (loss)	$8,813,752	$18,102,374	$17,550,896	$29,529,882
Net realized gain (loss) from investments	(4,518,231)	150,288	(2,646,367)	1,609,892
Change in net unrealized appreciation (depreciation) of investments	(51,523,760)	21,398,391	(95,087,155)	24,647,124
Net increase (decrease) in net assets applicable to common shares from operations	(47,228,239)	39,651,053	(80,182,626)	55,786,898
Distributions to Common Shareholders
From net investment income	(9,709,057)	(20,500,040)	(17,574,380)	(26,767,462)
From accumulated net realized gains	—	—	—	(669,297)
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,709,057)	(20,500,040)	(17,574,380)	(27,436,759)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	535,519,809
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	181,312	—	801,530
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	181,312	—	536,321,339
Net increase (decrease) in net assets applicable to common shares	(56,937,296)	19,332,325	(97,757,006)	564,671,478
Net assets applicable to common shares at the beginning of period	355,162,681	335,830,356	651,402,351	86,730,873
Net assets applicable to common shares at the end of period	$298,225,385	$355,162,681	$553,645,345	$651,402,351
Undistributed (Over-distribution of) net investment income at the end of period	$149,311	$1,044,616	$4,925,652	$4,949,136

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Cash Flows
Six Months ended August 31, 2013 (Unaudited)

	California	California Dividend	California Dividend
	Premium Income	Advantage	Advantage 2
	(NCU )	(NAC )	(NVX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(8,714,550)	$(50,014,036)	$(33,777,191)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,422,302)	(84,791,111)	(66,372,399)
Proceeds from sales and maturities of investments	13,552,926	79,010,868	81,548,035
Amortization (Accretion) of premiums and discounts, net	(56,370)	26,852	(80,339)
(Increase) Decrease in:
Receivable for interest	628	(416,772)	143,418
Receivable for investments sold	—	(17,282,954)	(1,889,717)
Other assets	(6,356)	9,740	(86,474)
Increase (Decrease) in:
Payable for interest	(8)	—	(841)
Payable for investments purchased	—	4,906,377	(14,188,580)
Accrued management fees	1,814	17,369	212
Accrued reorganization expenses	—	—	—
Accrued Trustees fees	14	1,505	1,024
Accrued other expenses	(13,022)	(26,211)	(5,589)
Net realized (gain) loss from investments	217,528	1,235,529	2,072,578
Change in net unrealized (appreciation) depreciation of investments	10,790,153	58,923,437	37,107,266
Taxes paid on undistributed capital gains	(48)	—	(680)
Net cash provided by (used in) operating activities	3,350,407	(8,399,407)	4,470,723
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash held in escrow(1)	—	—	(97,893,731)
Deferred offering costs	145,437	(152,961)	699,655
Increase (Decrease) in:
Cash overdraft	—	969,691	1,061,204
Floating rate obligations	—	17,480,000	—
Payable for MTP Shares noticed for redemption, at liquidation value	—	—	97,846,300
Payable for offering costs	(59,753)	132,524	126,276
MTP Shares, at liquidation value	—	—	(97,846,300)
VRDP Shares, at liquidation value	—	—	98,000,000
Cash distributions paid to common shareholders	(2,407,281)	(10,234,882)	(6,617,629)
Net cash provided by (used in) financing activities	(2,321,597)	8,194,372	(4,624,225)
Net Increase (Decrease) in Cash	1,028,810	(205,035)	(153,502)
Cash at the beginning of period	306,357	205,035	153,502
Cash at the End of Period	$1,335,167	$—	$—

(1)        Amounts deposited for the payment of MTP Shares noticed for redemption.

Supplemental Disclosure of Cash Flow Information

	California		California Dividend		California Dividend
	Premium Income		Advantage		Advantage 2
	(NCU	)	(NAC	)	(NVX	)
Cash paid for interest (excluding amortization of offering costs)	$366,777		$328,864		$1,098,779
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		119,833		20,251

See accompanying notes to financial statements.

58	Nuveen Investments

		California
	California Dividend	AMT-Free
	Advantage 3	Income
	(NZH )	(NKX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(47,228,239)	$(80,182,626)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(93,539,520)	(123,403,076)
Proceeds from sales and maturities of investments	128,937,573	162,659,427
Amortization (Accretion) of premiums and discounts, net	210,858	(1,240,584)
(Increase) Decrease in:
Receivable for interest	553,370	(324,458)
Receivable for investments sold	(28,689,155)	(26,329,987)
Other assets	(11,581)	19,522
Increase (Decrease) in:
Payable for interest	23	—
Payable for investments purchased	(9,614,586)	5,078,069
Accrued management fees	1,717	10,992
Accrued reorganization expenses	—	4,772
Accrued Trustees fees	1,536	3,916
Accrued other expenses	(28,731)	(67,006)
Net realized (gain) loss from investments	4,518,231	2,646,367
Change in net unrealized (appreciation) depreciation of investments	51,523,760	95,087,155
Taxes paid on undistributed capital gains	(116)	—
Net cash provided by (used in) operating activities	6,635,140	33,962,483
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash held in escrow(1)	—	—
Deferred offering costs	712,098	(87,730)
Increase (Decrease) in:
Cash overdraft balance	2,463,068	(296,978)
Floating rate obligations	—	(15,885,000)
Payable for MTP Shares noticed for redemption, at liquidation value	—	—
Payable for offering costs	(281,183)	(118,302)
MTP Shares, at liquidation value	—	—
VRDP Shares, at liquidation value	—	—
Cash distributions paid to common shareholders	(9,707,828)	(17,574,473)
Net cash provided by (used in) financing activities	(6,813,845)	(33,962,483)
Net Increase (Decrease) in Cash	(178,705)	—
Cash at the beginning of period	178,705	—
Cash at the End of Period	$—	$—

(1)       Amounts deposited for the payment of MTP Shares noticed for redemption.

Supplemental Disclosure of Cash Flow Information

California
	California Dividend		AMT-Free
	Advantage 3		Income
	(NZH	)	(NKX	)
Cash paid for interest (excluding amortization of offering costs)	$2,113,113		$421,381
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—

See accompanying notes to financial statements.

Nuveen Investments	59

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Premium Income (NCU)
Year Ended 2/28-2/29:
2014(g)	$15.93	$.40	$(1.92)	$—	$—	$(1.52)	$(.42)	$—	$(.42)	$—		$13.99	$12.80
2013	15.31	.79	.69	—	—	1.48	(.86)	—	(.86)	—		15.93	15.78
2012	12.96	.84	2.38	—	—	3.22	(.87)	—	(.87)	—		15.31	15.15
2011	13.71	.92	(.79)	(.02)	—	.11	(.86)	—	(.86)	—	**	12.96	12.28
2010	12.37	.95	1.13	(.03)	—	2.05	(.72)	—	(.72)	.01		13.71	12.11
2009(f)	13.67	.43	(1.29)	(.10)	— **	(.96)	(.33)	(.01)	(.34)	—	**	12.37	10.06
Year Ended 8/31:
2008	14.06	.92	(.43)	(.24)	—	.25	(.64)	—	(.64)	—		13.67	12.58

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014(g)	15.90	.43	(2.56)	—	—	(2.13)	(.44)	—	(.44)	—		13.33	12.28
2013	14.87	.84	1.11	—	—	1.95	(.92)	—	(.92)	—		15.90	15.81
2012	12.68	.94	2.17	(.01)	—	3.10	(.91)	—	(.91)	—		14.87	15.14
2011	13.88	.98	(1.27)	(.02)	—	(.31)	(.89)	—	(.89)	—		12.68	12.20
2010	12.10	1.01	1.63	(.03)	(.02)	2.59	(.81)	—	(.81)	—		13.88	12.60
2009(f)	14.43	.49	(2.07)	(.09)	(.02)	(1.69)	(.38)	(.26)	(.64)	—		12.10	10.82
Year Ended 8/31:
2008	14.93	1.02	(.50)	(.23)	(.01)	.28	(.74)	(.04)	(.78)	—		14.43	13.44

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

60	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate	(h)

(9.71)%	(16.47)%	$80,215	2.09	%*	5.20	%*	N/A		N/A		10%
9.89	10.10	91,337	2.12		5.01		N/A		N/A		10
25.65	31.68	87,755	2.29		6.02		N/A		N/A		14
.63	8.34	74,275	1.69		6.66		N/A		N/A		5
17.06	28.13	78,581	1.30		7.18		N/A		N/A		10
(6.92)	(17.22)	71,260	1.57	*	7.06	*	N/A		N/A		14
1.81	1.51	78,966	1.34		6.56		N/A		N/A		5

(13.60)	(19.79)	313,755	1.64	*	5.71	*	N/A		N/A		15
13.39	10.80	374,096	1.60		5.44		N/A		N/A		12
25.30	32.82	349,203	1.50		6.84		N/A		N/A		13
(2.57)	3.54	297,629	1.18		7.18		N/A		N/A		20
21.97	24.62	325,791	1.21		7.63		1.18%		7.66%		4
(11.45)	(14.14)	284,221	1.31	*	7.92	*	1.24	*	7.99	*	14
1.85	(.84)	338,732	1.26		6.77		1.11		6.92		19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Premium Income (NCU)
Year Ended 2/28-2/29:
2014(g)	1.03	%*
2013	1.01
2012	1.14
2011	.55
2010	.06
2009(f)	.20	*
Year Ended 8/31:
2008	.11

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014(g)	.62	%*
2013	.61
2012	.46
2011	.06
2010	.08
2009(f)	.14	*
Year Ended 8/31:
2008	.11

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2013.
(h)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014(g)	$16.35	$.37	$(2.66)	$—	$—		$(2.29)	$(.45)	$—	$(.45)	$—		$13.61	$12.76
2013	15.49	.85	.96	—	—		1.81	(.95)	—	(.95)	—		16.35	16.30
2012	13.47	.90	2.08	— **	—		2.98	(.96)	—	(.96)	—		15.49	15.58
2011	14.49	1.03	(1.07)	(.02)	—		(.06)	(.96)	—	(.96)	—		13.47	12.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	**	14.49	13.56
2009(f)	14.39	.51	(1.47)	(.11)	(.01)		(1.08)	(.36)	(.04)	(.40)	—	**	12.91	10.51
Year Ended 8/31:
2008	14.69	1.01	(.37)	(.25)	—		.39	(.69)	—	(.69)	—		14.39	12.67

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014(g)	14.71	.36	(2.32)	—	—		(1.96)	(.40)	—	(.40)	—		12.35	11.54
2013	13.91	.75	.90	—	—		1.65	(.85)	—	(.85)	—		14.71	14.25
2012	12.13	.82	1.86	— **	—		2.68	(.90)	—	(.90)	—		13.91	14.35
2011	13.18	.88	(1.02)	(.01)	—		(.15)	(.90)	—	(.90)	—		12.13	11.67
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67
2009(f)	13.62	.50	(2.13)	(.09)	—		(1.72)	(.37)	—	(.37)	—	**	11.53	10.23
Year Ended 8/31:
2008	14.25	1.03	(.70)	(.25)	—		.08	(.71)	—	(.71)	—		13.62	12.87

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate	(h)

(14.24)%	(19.19)%	$200,838	2.48	%*	4.97	%*	N/A		N/A		20%
11.94	11.03	241,237	2.19		5.29		N/A		N/A		23
22.90	30.01	228,474	2.30		6.29		2.30%		6.30%		12
(.64)	1.37	198,675	1.36		7.10		1.28		7.19		13
19.52	38.29	213,687	1.20		7.58		1.04		7.74		4
(7.40)	(13.83)	190,824	1.37	*	7.85	*	1.14	*	8.08	*	7

2.76	(2.80)	212,890	1.25		6.56		.99		6.83		20

(13.54)	(16.41)	298,225	2.53	*	5.22	*	N/A		N/A		19
12.15	5.41	355,163	2.53		5.22		N/A		N/A		20
22.89	31.93	335,830	2.56		6.28		2.52		6.33		18
(1.40)	(1.21)	292,563	2.07		6.61		1.94		6.74		16
22.17	32.93	317,860	1.36		7.68		1.16		7.88		6
(12.54)	(17.58)	278,056	1.39	*	8.50	*	1.13	*	8.75	*	9

.60	.46	328,659	1.21		6.96		.90		7.27		23

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014(g)	1.44	%*
2013	1.15
2012	1.25
2011	.26
2010	.04
2009(f)	.05	*
Year Ended 8/31:
2008	.09

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014(g)	1.51	%*
2013	1.47
2012	1.49
2011	.94
2010	.19
2009(f)	.12	*
Year Ended 8/31:
2008	.02

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2013.
(h)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders	(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014(g)	$15.57	$.42	$(2.34)	$—		$—		$(1.92)	$(.42)	$—	$(.42)	$—	$13.23	$12.04
2013	14.73	.77	.97	—		—		1.74	(.88)	(.02)	(.90)	—	15.57	15.12
2012	12.82	.83	1.91	—		—		2.74	(.83)	—	(.83)	—	14.73	15.06
2011	14.03	.81	(1.22)	—		—		(.41)	(.80)	—	(.80)	—	12.82	11.78
2010	12.85	.85	1.09	—		—		1.94	(.76)	—	(.76)	—	14.03	12.87
2009(f)	14.19	.39	(1.32)	—	**	(.01)		(.94)	(.35)	(.05)	(.40)	—	12.85	11.75
Year Ended 8/31:
2008	14.47	.97	(.30)	(.24)		—		.43	(.71)	—	(.71)	—	14.19	13.78

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

64	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate	(h)

(12.54)%	(17.83)%	$553,645	1.63	%*	5.65	%*	N/A		N/A		13%
12.08	6.53	651,402	1.64		5.48		N/A		N/A		20
21.95	36.10	86,731	1.90		6.03		N/A		N/A		7
(3.18)	(2.71)	75,493	2.06		5.74		1.97%		5.83%		8
15.49	16.39	82,579	1.68		6.11		1.47		6.32		—	***
(6.42)	(11.55)	75,661	2.57	*	5.89	*	2.27	*	6.19	*	3

2.97	.12	83,531	1.33		6.28		.94		6.67		28

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to VRDP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing California AMT-Free Income (NKX) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014(g)	.63	%*
2013	.59
2012	.67
2011	.92
2010	.57
2009(f)	1.03	*
Year Ended 8/31:
2008	.08

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2013.
(h)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $.01 per share.
***	Calculates to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share
California Premium Income (NCU)
Year Ended 2/28-2/29:
2014(b)	$—	$—	$—	$—	$35,250	$32.76
2013	—	—	—	—	35,250	35.91
2012	—	—	—	—	35,250	34.90
2011	—	—	—	—	35,250	31.07
2010	34,375	82,150	—	—	—	—
2009(c)	40,875	68,584	—	—	—	—
Year Ended 8/31:
2008	43,000	70,910	—	—	—	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014(b)	—	—	136,200	330,363	—	—
2013	—	—	136,200	374,666	—	—
2012	—	—	136,200	356,390	—	—
2011	135,525	79,903	—	—	—	—
2010	135,525	85,098	—	—	—	—
2009(c)	135,525	77,430	—	—	—	—
Year Ended 8/31:
2008	135,525	87,485	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013	2012	2011	(d)
California Premium Income (NCU)
Series 2015 (NCU PRC)
Ending Market Value per Share	$10.02		$10.05	$10.06	$9.63
Average Market Value per Share	10.02		10.05	9.84	9.74	^

(b)	For the six months ended August 31, 2013.
(c)	For the six months ended February 28, 2009.
(d)	The Fund did not issue MTP Shares prior to the fiscal year ended February 28, 2011.
^	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

66	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)		ARPS MTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014(b)	$—	$—	$98,000	$202,548	$97,846	$20.25	$2.03
2013	—	—	—	—	97,846	34.65	—
2012	—	—	—	—	97,846	33.35	—
2011	39,950	77,310	—	—	55,000	30.92	3.09
2010	93,775	81,968	—	—	—	—	—
2009(c)	110,000	68,369	—	—	—	—	—
Year Ended 8/31:
2008	110,000	73,384	—	—	—	—	—

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014(b)	—	—	—	—	159,545	28.69	—
2013	—	—	—	—	159,545	32.26	—
2012	—	—	—	—	159,545	31.05	—
2011	69,500	71,960	—	—	86,250	28.78	2.88
2010	69,500	76,021	—	—	86,250	30.41	3.04
2009(c)	154,075	70,117	—	—	—	—	—
Year Ended 8/31:
2008	159,925	76,377	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013	2012		2011		2010	(d)
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$9.98		$10.05	$10.11		$—		$—
Average Market Value per Share	10.03		10.07	10.09	Ω	—		—
Series 2015 (NVX PRC)
Ending Market Value per Share	9.98		10.05	10.01		9.82		—
Average Market Value per Share	10.02		10.04	9.89		9.72	^^	—

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	10.02		10.05	10.17		—		—
Average Market Value per Share	10.04		10.09	10.11	ΩΩ	—		—
Series 2014-1 (NZH PRA)
Ending Market Value per Share	10.02		10.05	10.15		—		—
Average Market Value per Share	10.03		10.08	10.12	ΩΩΩ	—		—
Series 2015 (NZH PRC)
Ending Market Value per Share	10.03		10.14	10.18		10.06		10.11
Average Market Value per Share	10.08		10.13	10.11		10.14		10.09	^

(b)	For the six months ended August 31, 2013.
(c)	For the six months ended February 28, 2009.
(d)	California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) did not issue MTP Shares prior to the fiscal year ended February 28, 2011 and February 28, 2010, respectively.
^	For the period December 21, 2009 (first issuance date of shares) through February 28, 2010.
^^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

	VRDP Shares at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage Per
	(000)	$100,000 Share
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014(b)	$291,600	$289,865
2013	291,600	323,389
2012	35,500	344,312
2011	35,500	312,655
2010	35,500	332,616
2009(c)	35,500	313,131
Year Ended 8/31:
2008	35,500	335,299

See accompanying notes to financial statements.

68	Nuveen Investments

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•   Nuveen California Premium Income Municipal Fund (NCU) (“California Premium Income (NCU)”)

•   Nuveen California Dividend Advantage Municipal Fund (NAC) (“California Dividend Advantage (NAC)”)

•   Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (“California Dividend Advantage 2 (NVX)”)

•   Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (“California Dividend Advantage 3 (NZH)”)

•   Nuveen California AMT-Free Municipal Income Fund (NKX) (“California AMT-Free Income (NKX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and California AMT-Free Income (NKX) were organized as Massachusetts business trusts on February 10, 1993, December 1, 1998, June 1, 1999, April 6, 2001 and July 29, 2002 respectively.

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of August 31, 2013, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one or more Series and trade on NYSE/NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

On September 9, 2013 (subsequent to the close of this reporting period), California Dividend Advantage 2 (NVX) redeemed all series of the Fund’s MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed. The Fund used the proceeds from its August 29, 2013 issuance of 980 Variable Rate Demand Preferred Shares to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 to redeem the MTP Shares.

As of August 31, 2013, the details of each Fund’s MTP Shares outstanding were as follows:

					Shares
			NYSE/		Outstanding	Annual
			NYSE MKT	Shares	at $10 Per Share	Interest
	Series		Ticker	Outstanding	Liquidation Value	Rate
California Premium Income (NCU)
	2015		NCU PRC	3,525,000	$35,250,000	2.00%

California Dividend Advantage 2 (NVX)
	2014	*	NVX PRA	4,284,630	$42,846,300	2.35%
	2015	*	NVX PRC	5,500,000	55,000,000	2.05

California Dividend Advantage 3 (NZH)
	2014		NZH PRA	2,700,000	$27,000,000	2.35%
	2014-1		NZH PRB	4,629,450	46,294,500	2.25
	2015		NZH PRC	8,625,000	86,250,000	2.95

*        MTP Shares noticed for redemption.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

			NYSE/	Term	Optional	Premium
			NYSE MKT	Redemption	Redemption	Expiration
	Series		Ticker	Date	Date	Date
California Premium Income (NCU)
	2015		NCU PRC	October 1, 2015	October 1, 2011	September 30, 2012

California Dividend Advantage 2 (NVX)
	2014	*	NVX PRA	April 1, 2014	April 1, 2012	March 31, 2013
	2015	*	NVX PRC	November 1, 2015	November 1, 2011	October 31, 2012

*       MTP Shares noticed for redemption.

70	Nuveen Investments

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
California Dividend Advantage 3 (NZH)
	2014	NZH PRA	May 1, 2014	May 1, 2012	April 30, 2013
	2014-1	NZH PRB	July 1, 2014	July 1, 2012	June 30, 2013
	2015	NZH PRC	January 1, 2015	January 1, 2011	December 31, 2011

The average liquidation value for all series of MTP Shares outstanding for each Fund during the six months ended August 31, 2013, was as follows:

	California		California		California
	Premium		Dividend		Dividend
	Income		Advantage 2		Advantage 3
	(NCU	)	(NVX	)	(NZH	)
Average liquidation value of MTP Shares outstanding	$35,250,000		$97,846,300		$159,544,500

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with California Dividend Advantage 2’s (NVX) redemption of MTP Shares, the remaining deferred offering costs of $569,616 were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California AMT-Free Income (NKX) issued their VRDP Shares in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current period, California Dividend Advantage 2 (NVX) issued 980 Series 1 VRDP Shares through a private negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of August 31, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
California Dividend Advantage (NAC)
	1	1,362	$136,200,000	June 1, 2041
California Dividend Advantage 2 (NVX)
	1	980	$98,000,000	August 3, 2043
California AMT-Free Income (NKX)
	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	5	1,044	104,400,000	June 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended August 31, 2013, were as follows:

	California		California		California
	Dividend		Dividend		AMT-Free
	Advantage		Advantage 2		Income
	(NAC	)	(NVX	)	(NKX	)
Average liquidation value of VRDP Shares outstanding	$136,200,000		$98,000,000		$291,600,000
Annualized dividend rate	0.29%		0.16%		0.23%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. California Dividend Advantage 2 (NVX) incurred an additional $255,000 of offering costs in conjunction with its shares issued during the six months ended August 31, 2013. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
During the prior reporting period, California Dividend Advantage (NAC) and California AMT-Free Income (NKX) each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue an additional 2.3 million and 4.1 million common shares, respectively, through equity shelf programs (“Shelf Offerings”). During the current reporting period, the Shelf Offerings for California Dividend Advantage (NAC) and California AMT-Free Income (NKX) were declared effective but the Funds did not sell any common shares.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per common share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional common shares are sold not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings, are expensed as incurred and recorded as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2013, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

72	Nuveen Investments

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of those securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Premium Income (NCU)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$118,361,945	$—	$118,361,945

California Dividend Advantage (NAC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$476,630,488	$—	$476,630,488

California Dividend Advantage 2 (NVX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$293,552,149	$—	$293,552,149

California Dividend Advantage 3 (NZH)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$426,418,148	$—	$426,418,148

California AMT-Free Income (NKX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$824,684,670	$—	$824,684,670

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended August 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

74	Nuveen Investments

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Maximum exposure to Recourse Trusts	$6,510,000		$24,590,000		$16,960,000		$48,960,000		$31,250,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2013, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Average floating rate obligations outstanding	$5,525,000		$43,841,223		$9,783,533		$845,000		$27,588,043
Average annual interest rate and fees	0.51%		0.59%		0.60%		0.68%		0.60%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the six months ended August 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds have not repurchased any of their outstanding common shares during the six months ended August 31, 2013 and fiscal year ended February 28, 2013.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

Transactions in common shares were as follows:

	California Premium		California Dividend
	Income (NCU)		Advantage (NAC)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/13	2/28/13	8/31/13	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	2,157	7,517	38,134

	California Dividend		California Dividend
	Advantage 2 (NVX)		Advantage 3 (NZH)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/13	2/28/13	8/31/13	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	1,236	11,279	—	12,652

	California AMT-Free
	Income (NKX)
	Six Months	Year
	Ended	Ended
	8/31/13	2/28/13
Common shares:
Issued in reorganizations	—	35,902,926
Issued to shareholders due to reinvestment of distributions	—	51,960

Preferred Shares
California Premium Income (NCU) and California Dividend Advantage 3 (NZH) did not have any transactions in MTP Shares during the six months ended August 31, 2013. California Premium Income (NCU), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) did not have any transactions in MTP Shares during the fiscal year ended February 28, 2013.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	August 31, 2013
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 2 (NVX)
MTP Shares noticed for redemption	2014	NVX PRA	(4,284,630)	$(42,846,300)
	2015	NVX PRC	(5,500,000)	(55,000,000)
Total			(9,784,630)	$(97,846,300)

California Dividend Advantage (NAC) and California AMT-Free Income (NKX) did not have any transactions in VRDP Shares during the six months ended August 31, 2013. California Dividend Advantage (NAC) and California Dividend Advantage 2 (NVX) did not have any transactions in VRDP Shares during the fiscal year ended February 28, 2013.

76	Nuveen Investments

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	August 31, 2013
	Series	Shares	Amount
California Dividend Advantage 2 (NVX)
VRDP Shares issued	1	980	$98,000,000

	Year Ended
	February 28, 2013
	Series		Shares	Amount
California AMT-Free Income (NKX)
VRDP Shares issued	3	*	427	$42,700,000
	4	*	740	74,000,000
	4		530	53,000,000
	5	*	1,044	104,400,000
Total			2,741	$274,100,000

*        VRDP Shares issued in connection with the Reorganizations.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended August 31, 2013, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Purchases	$12,422,302		$84,791,111		$66,372,399		$93,539,520		$123,403,076
Sales and maturities	13,552,926		79,010,868		81,548,035		128,937,573		162,659,427

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	California		California	California	California	California
	Premium		Dividend	Dividend	Dividend	AMT-Free
	Income		Advantage	Advantage 2	Advantage 3	Income
	(NCU	)	(NAC )	(NVX )	(NZH )	(NKX )
Cost of investments	$109,998,503		$436,002,009	$289,917,318	$434,778,575	$828,666,601
Gross unrealized:
Appreciation	$5,334,280		$18,681,482	$9,508,052	$12,611,166	$20,073,828
Depreciation	(2,499,667)		(21,452,613)	(15,250,471)	(21,816,593)	(32,293,368)
Net unrealized appreciation (depreciation) of investments	$2,834,613		$(2,771,131)	$(5,742,419)	$(9,205,427)	$(12,219,540)

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, reorganization adjustments and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2013, the Funds’ last tax year end, as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX )
Paid-in-surplus	$(172,712)		$19,035		$(482,443)		$(827,148)		$(962,599)
Undistributed (Over-distribution of) net investment income	172,294		(164,687)		465,012		819,225		970,074
Accumulated net realized gain (loss)	418		145,652		17,431		7,923		(7,475)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ last tax year end, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Undistributed net tax-exempt income1	$1,490,902		$6,150,666		$3,497,312		$2,620,061		$6,311,700
Undistributed net ordinary income2	2,839		208		38,199		2,246		17,111
Undistributed net long-term capital gains	—		—		—		—		554,018

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2013, paid on March 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Distributions from net tax-exempt income	$5,662,424		$22,042,288		$16,146,699		$24,912,763		$24,898,294
Distributions from net ordinary income2	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		669,297

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)5
Expiration:
February 29, 2016	$—		$—		$—		$3,869,938		$—
February 28, 2017	—		10,106,897		—		4,536,999		185,948
February 28, 2018	850,963		731,149		705,843		10,646,251		530,894
February 28, 2019	—		—		—		1,340,157		—
Not subject to expiration:
Short-term losses	—		—		—		—		—
Long-term losses	—		10,769,460		499,216		5,616,809		—
Total	$850,963		$21,607,506		$1,205,059		$26,010,154		$716,842

5	A portion of California AMT-Free Income’s (NKX) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	California		California
	Premium		AMT-Free
	Income		Income
	(NCU	)	(NKX	)
Utilized capital loss carryforwards	$91,683		$265,052

78	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

California Premium Income (NCU)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
California AMT-Free Income (NKX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2013, the complex-level fee rate for these Funds was .1694%.

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Notes to Financial Statements (Unaudited) (continued)

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Refinancing of MTP Shares
Subsequent to the close of this reporting period, California Dividend Advantage 3 (NZH) redeemed all series of its MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed, with the proceeds of newly issued VRDP Shares. On September 26, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and California Dividend Advantage 3 (NZH)’s MTP Shares were redeemed on October 7, 2013.

Approved Fund Reorganizations
On October 13, 2013 (subsequent to the close of this reporting period) the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings in early 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)	California Dividend Advantage (NAC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
California Premium Income (NCU)	California AMT-Free Income (NKX)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganizations.

80	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the

82	Nuveen Investments

Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance

84	Nuveen Investments

Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Nuveen California AMT-Free Municipal Income Fund (the “AMT-Free Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen California Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the second quartile over various periods. In addition, the Independent Board Members noted that the Nuveen California Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”), the Nuveen California Dividend Advantage Municipal Fund 3 (the “Dividend Advantage Fund 3”) and the Nuveen California Premium Income Municipal Fund (the “Premium Income Fund”) had satisfactory performance compared to peers, performing in the second or third quartile over various periods and outperforming their respective benchmarks in the one-, three- and five-year periods. In considering the performance data for the AMT-Free Fund, given that, as noted above, the Performance Peer Group for such Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Board also considered such Fund’s performance compared to its benchmark and noted that such Fund had outperformed its benchmark over the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.   Fees, Expenses and Profitability

1.    Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Dividend Advantage Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average. In addition, they noted that the Premium Income Fund had a slightly higher net management fee and net expense ratio compared to its peer averages; the relatively higher expense ratio was generally due to certain limitations with the peer group. They also noted that the AMT-Free Fund had a net expense ratio that was higher than its peer average, but a net management fee that was in line with its peer average. Finally, the Independent Board Members noted that the Dividend Advantage Fund 2 and the Dividend Advantage Fund 3 each had a net management fee that was in line with its respective peer average and a net expense ratio that was below its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.     Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional

86	Nuveen Investments

clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.    Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders

88	Nuveen Investments

to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	89

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

90	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	91

Glossary of Terms Used in this Report (continued)

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	Nuveen Investments

Notes

Nuveen Investments	93

Notes

94	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCU	NAC	NVX	NZH	NKX
Common shares repurchased	—	—	—	—	—

Nuveen Investments	95

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-B-0813D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 8, 2013